                                AMENDMENT NO. 1
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          Dated as of December 6, 1994
                              AMENDED AND RESTATED
                            as of September 29, 1995


                 THIS AMENDMENT NO. 1 dated as of October 31, 1995 (this "Amendment") is entered into among ROADMASTER CORPORATION, a Delaware corporation ("RMC"), ROADMASTER LEISURE INC., a corporation incorporated under the laws of the province of Ontario, Canada ("RML"), WILLOW HOSIERY COMPANY, INC., a New York corporation ("Willow"), HUTCH SPORTS USA INC., a Delaware corporation ("Hutch"), NELSON/WEATHER-RITE, INC., a Delaware corporation ("NWR"), and ROADMASTER RECEIVABLES CORPORATION, an Illinois corporation ("RRC") (RMC, RML, Willow, Hutch, NWR and RRC being sometimes hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"), the financial institutions named on the signature pages of this Amendment as "Lenders," and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, as agent for the Lenders (in such capacity as agent, the "Agent"). Capitalized terms used herein but not defined herein shall have the meanings provided in the Loan Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Borrowers, the Lenders and the Agent are parties to a certain Loan and Security Agreement dated as of December 6, 1994, as amended and restated as of September 29, 1995 (the "Loan Agreement"); and

                 WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth in order, among other things, to (a) increase the amount of the Capital Expenditure Facility, and (b) add First Bank National Association as a "Lender" under the Loan Agreement.

                 NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

                 Section 1. Amendment of the Loan Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:

                 (a) The definitions of "Capital Expenditure Availability," "Capital Expenditure Facility" and "Capital Expenditure Subline" contained in Section 1.1 are hereby deleted in their entirety and the following respective definitions substituted therefor:





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                          "Capital Expenditure Availability" means, at any
                 time, $25,000,000 minus the sum of the aggregate original principal amounts of all Capital Expenditure Loans made on or after the Restatement Closing Date.

                          "Capital Expenditure Facility" means the Lender's
                 agreement to provide Capital Expenditure Loans in an aggregate amount up to $25,000,000, as set forth in Section 2.3.

                          "Capital Expenditure Subline" means a) with respect
                 to RMC, the lesser of (1) $20,000,000 and (2) seventy five percent (75%) of the Eligible Capital Expenditures made by RMC; b) with respect to NWR, the lesser of (1) $2,500,000 and
                 (2) seventy five percent of the Eligible Capital Expenditures made by NWR; c) with respect to each of Willow and Hutch, the lesser of (1) $1,500,000 and (2) seventy five percent (75%) of the Eligible Capital Expenditures made by such Borrower; and
                 d) with respect to RML, the lesser of (1) $1,000,000 and (2) seventy five percent (75%) of the Eligible Capital Expenditures made by RML.

                 (b)  Section 2.1 is amended to delete the amount
         "$290,000,000" appearing therein and to substitute the amount "$300,000,000" therefor.

                 (c) Sections 13.11 and 14.7 are amended and restated as set forth on Exhibits A and B hereto, respectively.

                 (d) Section 12.2 is amended to correct a typographical error therein by deleting the second clause designation "(b)" and substituting therefor a clause designation "(c)".

                 Section 2. Conditions to Amendment. This Amendment shall become effective upon satisfaction of the following conditions:

                 a) the receipt by the Agent of eight counterparts of this Amendment, executed by each Borrower and each Lender, and the execution of this Amendment by the Agent;

                 b) the receipt by the Agent of eight counterparts of an Acknowledgment and Reaffirmation Agreement, executed by each Borrower and each other party thereto;

                 c) the receipt by the Agent of a substitute Capital Expenditure Loan Note executed by each Borrower other than Roadmaster Receivables Corporation and payable to each Lender, in order to evidence the Capital Expenditure Loans owing by each Borrower to such Lender, in amounts revised to reflect the increase contemplated by this Amendment in the Capital Expenditure Facility; and

                 d) the receipt by First Bank National Association of a closing fee in the amount of $25,000.





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

                 Section 3. Amount of Commitment of First Bank National Association. Upon the effectiveness of this Amendment, First Bank National Association shall be added as a "Lender" under the Loan Agreement, as amended hereby, with the amount of First Bank National Association's Commitment being $10,000,000. The amounts of the Commitments of the Lenders other than First Bank National Association shall remain those set forth on the applicable signature pages of the Loan Agreement.

                 Section 4. Representations and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, (ii) the representations and warranties contained in the Loan Agreement are correct in all material respects as though made on and as of the date of this Amendment, and (iii) no Event of Default has occurred and is continuing.

                 Section 5.  Reference to and Effect on the Loan Agreement.

                 a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended hereby.

                 b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                 c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein.

                 Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                 Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Illinois.





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
                 Section 8. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of October 31, 1995.


                                   ROADMASTER CORPORATION


                                   By:
                                      -----------------------------------------
                                      Title:



                                   ROADMASTER LEISURE INC.


                                   By:
                                      -----------------------------------------
                                      Title:



                                   WILLOW HOSIERY COMPANY, INC.


                                   By:
                                      -----------------------------------------
                                      Title:



                                   HUTCH SPORTS USA INC.


                                   By:
                                      -----------------------------------------
                                      Title:





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

                                   NELSON/WEATHER-RITE, INC.


                                   By:
                                      -----------------------------------------
                                      Title:



                                   ROADMASTER RECEIVABLES CORPORATION


                                   By:
                                      -----------------------------------------
                                      Title:



                                   BANKAMERICA BUSINESS CREDIT, INC.,
                                   as the Agent


                                   By:
                                      -----------------------------------------
                                      Vice President



                                   BANKAMERICA BUSINESS CREDIT, INC.,
                                   as a Lender


                                   By:
                                      -----------------------------------------
                                      Vice President



                                   DEUTSCHE FINANCIAL SERVICES CORPORATION, as a Lender


                                   By:
                                      -----------------------------------------
                                      Vice President





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

                                   MELLON BANK, N.A., as a Lender


                                   By:
                                      -----------------------------------------
                                      Vice President



                                   NATIONSBANK OF GEORGIA, N.A., as a Lender


                                   By:
                                      -----------------------------------------
                                      Vice President



                                   GREEN TREE FINANCIAL SERVICING CORPORATION, as a Lender


                                   By:
                                      -----------------------------------------
                                      Vice President



                                   NATIONAL BANK OF CANADA, a Canadian
                                   chartered bank, as a Lender


                                   By:
                                      -----------------------------------------
                                      Vice President



                                   By:
                                      -----------------------------------------


                                   FIRST BANK NATIONAL ASSOCIATION, as a Lender


                                   By:
                                      -----------------------------------------
                                      Vice President





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

                                   EXHIBIT A
                                       to
                                AMENDMENT NO. 1


                 13.11 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders under this Agreement shall be made by bank wire transfer or internal transfer of immediately available funds to:

if to BABC:                                        Bank of America, Illinois
                                                   BABC-Central Account
                                                   Account No. 71-09539
                                                   ABA #071000039

if to Deutsche Financial
    Services Corporation:                          Chase Manhattan Bank
                                                   New York, New York
                                                   One Chase Manhattan Plaza
                                                   ABA #021000021
                                                   Deutsche Financial Services
                                                   Account No. 9102734903
                                                   Memo with wire: Roadmaster

if to Mellon Bank, N.A.:                           Mellon Bank, N.A.
                                                   Philadelphia, Pennsylvania
                                                   ABA #031000037
                                                   Account No. ________
                                                   Memo with wire: Roadmaster
                                                   Corporation

if to National Bank of Canada:                     National Bank of Canada
                                                   New York, New York
                                                   Account No. 000885-001
                                                   ABA #026005487
                                                   Memo with wire: Roadmaster

if to NationsBank of Georgia, N.A.                 NationsBank of Georgia, N.A.
                                                   Account No. 03552171
                                                   ABA #061000052
                                                   Memo with wire: Roadmaster
                                                   Participation

if to Green Tree Financial                         First Bank
    Servicing Corporation:                         First Bank Place
                                                   601 2nd Avenue South
                                                   Minneapolis, Minnesota 55402
                                                   Beneficiary: Green Tree
                                                   Financial Corporation
                                                   ABA #091000022
                                                   Account No. 160232402265
                                                   Memo with wire: Roadmaster CL





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
if to First Bank National Association:             First Bank National
                                                   Association
                                                   First Bank Place
                                                   601 Second Avenue South
                                                   Minneapolis, Minnesota 55402
                                                   Beneficiary: First Bank
                                                   National Association
                                                   Account No. 16023034900-5
                                                   ABA #091000022
                                                   Memo: Roadmaster CL

or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Loans or otherwise.





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
                                   EXHIBIT B
                                       to
                                AMENDMENT NO. 1


                 14.7 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, or (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or to BABC:

BankAmerica Business Credit, Inc.
55 West Monroe Street
Suite 3600
Chicago, Illinois 60603
Attention: Vice President
Telecopy No. (312) 553-7381

with copies to:

Bank of America National Trust and Savings Association
231 South LaSalle Street, Suite 14-L
Chicago, Illinois 60697
Attention: Senior Counsel
Telecopy No. (312) 828-2800

and

Sidley & Austin
One First National Plaza
Chicago, Illinois 60603
Attention:  James R. Looman, Esq.
Telecopy No. (312) 853-7036

If to Deutsche Financial Services Corporation:

Deutsche Financial Services Corporation
2859 Paces Ferry Road, Suite 1140
Atlanta, Georgia 30339
Attention: Regional Vice President





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
Telecopy No. (404) 435-3964

with a copy to:

Deutsche Financial Services Corporation
655 Maryville Centre Drive
St. Louis, Missouri 63141
Attention: General Counsel
Telecopy No. (314) 523-3228

If to Mellon Bank, N.A.:

Mellon Bank, N.A.
1735 Market Street, 6th Floor
Philadelphia, Pennsylvania 19103
Attention: Senior Credit Officer
Telecopy No. (215) 553-3519

If to National Bank of Canada:

National Bank of Canada
225 West Washington, Suite 1100
Chicago, Illinois 60606
Attention: Bruce Walderson or Deborah Doll
Telecopy No. (312) 558-8888

If to NationsBank of Georgia, N.A.:

NationsBank Business Credit
c/o NationsBank of Georgia, N.A.
600 Peachtree Street, 13th Floor
Atlanta, Georgia 30308
Attention: Angela Peterson Leake
Telecopy No. (404) 607-6439

If to Green Tree Financial
Servicing Corporation:

Green Tree Financial Servicing Corporation
6270 North Point Parkway, Section 300
Alpharetta, Georgia 30202
Attention: Russell Baqir, Division Credit Manager
Telecopy No. (800) 873-1863

with a copy to:

Green Tree Financial Corporation
800 Landmark Tower
345 St. Peters Street
St. Paul, Minnesota 55102





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
Attention: General Counsel
Telecopy No. (612) 293-5818

If to First Bank National Association:

First Bank National Association
701 Lee Street, Suite 645
Des Plaines, Illinois 60016
Attention: Tim Bellcourt
Telecopy No. (708) 298-7362

with a copy to:

First Bank National Association
2338 Central Avenue, N.E., Suite 200
Minneapolis, Minnesota 55418
Attention: James Lambertson
Telecopy No. (612) 782-1801

If to a Borrower:

Roadmaster Corporation,
Roadmaster Leisure Inc.,
Willow Hosiery Company, Inc.,
Hutch Sports USA Inc.,
Nelson/Weather-Rite, Inc. or
Roadmaster Receivables Corporation
Radio Tower Road & East Street
Olney, Illinois 62450
Attention:  Charles E. Sanders
Telecopy No. (618) 393-3433

with copies to:

Ross & Hardies
150 North Michigan Avenue, Suite 2500
Chicago, Illinois  60601-7567
Attention:  C. Frederick LeBaron, Jr.
Telecopy No. (312) 750-8600

and

David E. Schaper
Vice President and General Counsel
Roadmaster Corporation
10275 West Higgins Road
Suite 540 - Legal Group
Rosemont, Illinois 60018
Telecopy No. (708) 635-0487

or to such other address as each party may designate for itself





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
by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.





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